Exhibit VI

Unaudited Condensed Semi Annual Financial Statements as at June 30, 2013 - SEC Filing

EIB Group – Interim Financial Statements

EIB Group
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2013 UNDER IFRS
(in EUR ’000)

ASSETS				30.06.2013		31.12.2012	LIABILITIES AND EQUITY				30.06.2013		31.12.2012
				(Unaudited)							(Unaudited)
1.	Cash in hand, balances with central banks						1.	Amounts owed to credit institutions
	and post office banks			136 507		157 362		a)	repayable on demand	7 108 223		10 708 490
								b)	with agreed maturity dates or periods of notice	711 408		952 308
2.	Treasury bills and other bills eligible for
	refinancing with central banks			28 761 610		18 416 931					7 819 631		11 660 798

3.	Loans and advances to credit institutions						2.	Amounts owed to customers
	a)	repayable on demand	1 046 176		1 080 619			a)	repayable on demand	1 909 049		2 071 645
	b)	other loans and advances	62 821 783		50 286 744			b)	with agreed maturity dates or periods of notice	588 225		658 850
	c)	loans (Note B)	124 087 683		125 872 793						2 497 274		2 730 495
	d)	impairment on loans and advances, net of reversals	- 35 900		- 35 900
				187 919 742		177 204 256
							3.	Debts evidenced by certificates (Note C)
4.	Loans and advances to customers							a)	debt securities in issue	447 746 081		444 312 894
	a)	other loans and advances	0		5 120			b)	others	22 065 231		25 872 663
	b)	loans (Note B)	294 366 142		293 404 173						469 811 312		470 185 557
	c)	impairment on loans and advances, net of reversals	- 231 619		- 305 649
				294 134 523		293 103 644	4.	Derivative liabilities			21 258 858		24 744 891

5.	Debt securities including fixed-income						5.	Other liabilities			1 004 294		978 971
securities
	a)	issued by public bodies	1 831 524		3 707 720		6.	Deferred income			139 599		136 464
	b)	issued by other borrowers	5 593 695		5 636 279
				7 425 219		9 343 999	7.	Provisions
								a)	pension plans and health insurance scheme	2 499 310		1 599 384
6.	Shares and other variable-yield securities			3 286 419		3 128 685		b)	provision for guarantees issued	179 724		174 993
								c)	provision for commitment on investment funds	8 549		7 279
7.	Derivative assets			40 485 036		55 885 610					2 687 583		1 781 656
							TOTAL LIABILITIES				505 218 551		512 218 832
8.	Property, furniture and equipment			287 942		294 107
							8.	Subscribed capital
9.	Investment property			2 622		2 702		a)	subscribed	242 392 989		242 392 989
								b)	uncalled	- 220 773 340		- 220 773 340
10.	Intangible assets			9 384		9 801					21 619 649		21 619 649

11.	Other assets			26 471		212 232	9.	Consolidated reserves
								a)	reserve fund	22 700 542		21 596 628
12.	Subscribed capital, called but not paid			836 630		9 992 427		b)	additional reserves	- 232 661		3 054 808
								c)	fair value reserve	1 009 681		927 942
13.	Prepayments			49 197		62 283		d)	special activities reserve	6 090 520		5 140 386
								e)	general loan reserve	3 663 165		2 976 909
											33 231 247		33 696 673

							10.	Profit for the period			3 291 855		278 885

							TOTAL EQUITY				58 142 751		55 595 207

TOTAL ASSETS				563 361 302		567 814 039	TOTAL LIABILITIES AND EQUITY				563 361 302		567 814 039

EIB Group – Interim Financial Statements

CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2013 UNDER IFRS
(in EUR ’000)

			H1 2013 (Unaudited)		H1 2012 (Unaudited)		2012

1.	Interest and similar income		11 604 858		12 942 743		25 328 977

2.	Interest expense and similar charges		- 10 169 140		-11 573 767		- 22 590 861

3.	Income from shares and other variable-yield securities		29 716		17 301		33 789

4.	Fee and commission income		159 347		135 588		293 395

5.	Fee and commission expense		212		- 331		- 146

6.	Result on financial operations		1 961 726		375 047		-1 983 217

7.	Other operating income		5 157		1 514		10 097

8.	Other operating expense		0		0		0

9.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 3 272		- 62 402		- 192 377

10.	Change in impairment on shares and other variable-yield securities, net of reversals		- 26 506		46 208		- 31 259

11.	General administrative expenses
	a) staff costs	- 202 818		- 187 555		- 416 569
	b) other administrative costs	- 53 937		- 52 238		- 141 691
			- 256 755		- 239 793		- 558 260

12.	Depreciation and amortisation: property, furniture and equipment, investment property and intangible assets
	a) property, furniture and equipment	- 10 788		- 11 367		- 24 643
	b) investment property	- 81		- 81		- 161
	c) intangible assets	- 2 619		- 1 780		- 6 449
			- 13 488		- 13 228		- 31 253

13.	Profit for the period		3 291 855		1 628 880		278 885

14.	Attributable to: Equity holders of the Bank		3 291 855		1 628 880		278 885

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2013 UNDER IFRS
(in EUR ’000)

		H1 2013 (Unaudited)		H1 2012 (Unaudited)		2012

Profit for the period		3 291 855		1 628 880		278 885

Other comprehensive income / loss:

Available for sale financial assets - fair value reserve

1. Net unrealised gains and losses on financial assets available for sale	82 184		28 091		241 419

2. Impairment charges transferred to the consolidated income statement	481		46 618		8 004

3. Realised gains and losses transferred to the consolidated income statement	- 926		115 100		64 601

Total available for sale financial assets		81 739		189 809		314 024

Defined benefit plan actuarial gains (losses)		- 826 449		0		0

Total other comprehensive income / loss		- 744 710		189 809		314 024

Total comprehensive income		2 547 145		1 818 689		592 909

Attributable to: Equity holders of the Bank		2 547 145		1 818 689		592 909

EIB Group – Interim Financial Statements

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR ’000)

						Additional reserves
For the half year ended June 30, 2013	Subscribed capital	Callable capital	Reserve fund	Special activities reserve	General loan reserve	Other	Fair value reserve	Profit for the period before appropriation	Total consolidated equity

As at December 31, 2011	232 392 989	- 220 773 340	20 972 343	4 108 940	2 340 863	1 605 420	613 918	3 742 865	45 003 998

Appropriation of prior year’s profit	0	0	624 285	1 031 446	636 046	1 451 088	0	- 3 742 865	0
Total comprehensive income for the period	0	0	0	0	0	0	314 024	278 885	592 909
Subscribed capital increase	10 000 000	0	0	0	0	0	0	0	10 000 000
Changes in ownership interests in subsidiaries that do not result in a loss of control	0	0	0	0	0	- 1 700	0	0	- 1 700

As at December 31, 2012	242 392 989	- 220 773 340	21 596 628	5 140 386	2 976 909	3 054 808	927 942	278 885	55 595 207

Appropriation of prior year’s profit	0	0	1 103 914	950 134	686 256	- 2 461 419	0	- 278 885	0
Total comprehensive loss for the period	0	0	0	0	0	- 826 449	81 739	3 291 855	2 547 145
Changes in ownership interests in subsidiaries that do not result in a loss of control	0	0	0	0	0	399	0	0	399

As at June 30, 2013 (Unaudited)	242 392 989	- 220 773 340	22 700 542	6 090 520	3 663 165	- 232 661	1 009 681	3 291 855	58 142 751

EIB Group – Interim Financial Statements

CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2013 UNDER IFRS
(IN EUR ’000)

		H1 2013	2012
(Unaudited)
A.	Cash flows from operating activities :
	Profit for the period	3 291 855	278 885
Adjustments for:
	Changes in impairment on loans and advances, net of reversals	- 74 030	148 759
	Change in provisions for pension plans and health insurance scheme	63 584	137 551
	Unwinding of discount relating to capital and reserve called, but not paid in	3 764	0
	Change in provisions for commitment on investment funds and guarantees on venture capital operations	7 158	14 110
	Depreciation/amortisation on property, furniture and equipment, investment property and intangible assets	13 488	31 253
	Changes in impairment of shares and other variable-yield securities	26 506	31 259
	Held to maturity portfolio amortisation and accrued interest	13 692	32 070
	Change in fair value of trading debt securities	27 306	- 84 028
	Net results on loans under the fair value option and associated swaps	- 2 232 534	- 4 628 184
	Net results on borrowings under the fair value option and associated swaps	4 928 575	10 106 980
	Change in fair value of other derivatives	-4 101 554	-1 101 876
	Interest expense on non-controlling interest	14 275	9 292
	Effect of exchange rate changes	- 1 360 701	- 793 590
	Profit on operating activities	621 384	4 182 481

	Disbursements of loans and advances to credit institutions and customers	- 21 700 579	- 48 366 746
	Repayments of loans and advances to credit institutions and customers	16 174 681	32 233 139
	Change in deposits with central banks	21 403	238 653
	Net additions to available for sale and trading debt securities	- 390 870	1 048 906
	Net additions to available for sale venture capital operations	- 111 100	- 252 148
	Net additions to available for sale shares and other variable-yield securities	19 551	- 97 183
	Change in amounts owed to credit institutions and customers	- 4 074 388	- 364 795
	Change in interest accrued on cash and cash equivalents	- 42 381	38 726
	Change in prepayments	13 086	- 14 455
	Change in other assets	185 761	- 88 343
	Change in deferred income	3 135	- 29 530
	Change in other liabilities (excluding non-controlling interest)	22 236	88 847
	Net cash used in operating activities	- 9 258 081	- 11 382 448

B.	Cash flows from investing activities :
	Securities from investment portfolio matured during the period	168 500	187 749
	Purchase of loan substitutes included in the debt securities portfolios	- 1 112 015	- 2 792 755
	Redemption of loan substitutes included in the debt securities portfolios	734 123	2 110 109
	Purchase and disposal of property, furniture and equipment, investment property and intangible assets	- 6 826	- 18 966
	Net cash used in investing activities	- 216 218	- 513 863

C.	Cash flows from financing activities :
	Issuance of debts evidenced by certificates	63 118 177	140 025 290
	Redemption of debts evidenced by certificates	- 44 725 148	- 115 065 905
	Member States’ contribution	9 152 033	7 573
	Net change in cash related to acquisitions and disposals of shares in subsidiary undertakings	- 1 116	- 1 944
	Dividend paid to non-controlling interest	- 2 322	0
	Net cash from financing activities	27 541 624	24 965 014

Summary statement of cash flows
	Cash and cash equivalents at the beginning of the year	60 518 141	47 038 818
Net cash from:
	Operating activities	- 9 258 081	- 11 382 448
	Investing activities	- 216 218	- 513 863
	Financing activities	27 541 624	24 965 014
	Effect of exchange rate changes on cash held	691 706	410 620
	Cash and cash equivalents at the end of the period	79 277 172	60 518 141

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	652	104
	Bills maturing within three months of issue (A1 portfolio excluding accrued interest)	17 355 624	9 431 365
Loans and advances to credit institutions:
	Repayable on demand	1 046 176	1 080 619
	Other loans and advances	60 874 720	50 006 053
		79 277 172	60 518 141

Supplementary disclosures of operating cash flow:
	Interest received	11 478 521	24 955 007
	Dividends received	28 058	32 758
	Interest paid	- 3 461 715	- 8 509 588
	Dividends paid	- 2 322	0

EIB Group – Interim Financial Statements

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS

NOTE A	Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (“the Bank”) as at June 30, 2013 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS34 Interim Financial Reporting.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of venture capital operations and loans considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2013 is not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

The audited consolidated financial statements as at and for the year ended December 31, 2012 were prepared in accordance with International Financial Reporting Standards (IFRS) as endorsed by the EU.  The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2013 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2012.

NOTE B	Summary statement of loans (in EUR ’000)

Loans granted

Analysis of aggregate	to intermediary	directly to	Total
loans granted	credit	final
(before specific provisions)	institutions	beneficiaries

- Disbursed portion	124 087 683	294 366 142	418 453 825

- Undisbursed portion	20 318 510	57 610 529	77 929 039

Aggregate loans granted	144 406 193	351 976 671	496 382 864

NOTE C	Debts evidenced by certificates

[See following pages for summary statement of debts evidenced by certificates.]

EIB Group – Interim Financial Statements

NOTE D	Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2013, the Bank holds 62.23% of the EIF’s subscribed capital (62.13% as at December 31, 2012).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 371,941.49 per share as at June 30, 2013. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE E	Commitments, contingent liabilities and other memorandum items

[See following pages for summary statement of commitments and contingent liabilities.]

EIB Group – Interim Financial Statements

Note C - Summary statement of debts evidenced by certificates as at June 30, 2013 (in EUR ’000)

PAYABLE IN	OUTSTANDING AT 30.06.2013	AVERAGE RATE 30.06.2013	DUE DATES	OUTSTANDING AT 31.12.2012	AVERAGE RATE 2012
EUR	212 509 447	2.91	2013/2057	196 023 682	3.09
USD	113 369 541	2.13	2013/2058	108 809 061	2.36
GBP	57 150 904	3.50	2013/2054	59 693 677	3.77
AUD	16 460 554	5.39	2013/2042	19 055 453	5.27
JPY	8 721 673	0.90	2014/2047	10 650 948	0.85
CHF	8 100 995	2.33	2014/2036	7 990 828	2.37
NOK	5 435 196	3.74	2013/2033	6 974 498	3.37
SEK	5 521 402	3.65	2013/2039	5 507 027	3.61
TRY	2 872 879	8.33	2013/2022	2 932 450	8.86
ZAR	1 751 570	7.74	2013/2021	1 710 305	8.02
NZD	1 140 415	6.01	2014/2021	1 614 026	5.49
RUB	965 107	6.50	2014/2019	1 087 293	6.50
CAD	1 078 689	3.61	2018/2045	753 409	4.53
DKK	549 686	2.55	2024/2026	549 524	2.55
CZK	427 348	3.14	2013/2030	527 035	3.51
PLN	270 775	5.91	2013/2026	313 500	5.91
HUF	211 385	6.47	2015/2016	239 743	6.51
RON	100 890	8.88	2014/2016	101 249	8.88
BGN		-	-	43 460	1.21
MXN	37 610	4.70	2015/2015	37 297	4.70
HKD	33 509	5.10	2013/2019	33 252	5.10
TWD		-	-	26 042	4.76

Fair value adjustement on borrowings	33 101 737			45 511 798

TOTAL	469 811 312			470 185 557

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 198 million at 30 June 2013 and EUR 243 million in 2012).
All such borrowings are hedged in full through swap operations.

EIB Group – Interim Financial Statements

NOTE E – Commitments, contingent liabilities, pledged assets and other memorandum items (in EUR ’000)

		30.06.2013		31.12.2012
Commitments		(Unaudited)
- EBRD capital
- uncalled		712 630		712 630
- Undisbursed loans
- credit institutions	20 318 510		19 786 999
- customers	57 610 529		62 129 484
		77 929 039		81 916 483
- Undisbursed venture capital operations		2 146 366		2 087 888
- Undisbursed investment funds		559 486		539 385
Contingent liabilities and guarantees
- In respect of loans granted by third parties		3 389 758		3 633 454
- In respect of venture capital operations		41 106		40 866

Assets held on behalf of third parties
- NER300	2 640 196		2 408 798
- Investment Facility – Cotonou	2 116 934		2 132 527
- Guarantee Fund	1 993 987		2 021 926
- JESSICA (Contribution and Holding Funds)	1 744 825		1 772 025
- FP7 Guarantee Fund	1 478 330		1 432 835
- RSFF	1 272 631		1 072 665
- Special Section	769 460		781 550
- JEREMIE	606 440		708 656
- EU-Africa Infrastructure Trust Fund	497 505		503 242
- GF Greece	300 000		300 000
- LGTT	163 092		163 275
- ENPI	162 251		166 333
- SMEG 2007	152 349		124 104
- GIF 2007	142 076		102 621
- RSI	102 090		131 481
- AECID	100 178		100 155
- ECHA	76 122		121 224
- NIF Trust Fund	60 529		55 301
- PBI	60 000		50 000
-SME Guarantee Facility	59 186		59 604
- GAGF	49 322		50 067
- HIPC	39 168		39 588
- FEMIP Trust fund	28 408		29 874
- MAP Equity	21 641		20 591
- MAP guarantee	18 226		24 940
- G43 Trust Fund	15 851		15 895
- WBEDIF Trust account	15 800		0
- EPMF	9 938		10 508
- EPTA Trust Fund	8 967		9 082
- JASPERS	8 689		2 434
- European Technology Facility	6 807		5 224
- GEEREF Technical Support Facility	1 918		1 922
- TTP	1 439		1 605
- EPPA	738		706
- GEEREF	369		4 120
- LfA-EIF Facility	358		519
- Bundesministerium fur Wirtschaft und Technologie	327		2 528
- BIF Trust account	9		0
- MDD	6		6
- GGF	5		5
- EPEC	0		415
		14 726 167		14 428 351
Other items
- Nominal value of interest-rate swap and deferred rate-setting contracts		448 408 211		432 817 455
- Nominal value of currency swap contracts receivable		190 129 503		190 231 826
- Nominal value of currency swap contracts payable		187 613 687		183 578 841
- Securities portfolio
- Securities receivable		3 803 252		0
- Securities payable		35 000		0
- Forward rate agreements		1 390 000		4 946 600
- Currency forwards		462 018		363 762
- Nominal value of put option granted to EIF minority shareholders		427 462		424 376
- Swaps launched but not yet settled		47 419		16 475
- Borrowings launched but not yet settled		45 888		0
- Special deposits for service of borrowings		14 548		16 311

EIB Group – Interim Financial Statements

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated balance sheet as at June 30, 2013 (in EUR ’000)

			EU Accounting Directives		Adjustment		IFRS
ASSETS				30/06/2013		Ref.		30/06/2013
1.	Cash in hand, balances with central banks and post office banks			136 507	0			136 507

2.	Treasury bills and other bills eligible for refinancing with central banks			28 666 212	95 398	A		28 761 610

3.	Loans and advances to credit institutions
	a)	repayable on demand	1 046 176		0		1 046 176
	b)	other loans and advances	62 800 725		21 058	B.1, B.2	62 821 783
	c)	loans	123 069 848		1 017 835	B.1, B.2	124 087 683
	d)	specific value adjustment	- 35 900		0		- 35 900
				186 880 849				187 919 742

4.	Loans and advances to customers
	a) other loans and advances		0		0		0
	b) loans		279 237 478		15 128 664	B.1, B.2	294 366 142
	c) impairment on loans and advances, net of reversals		- 231 619		0		- 231 619
				279 005 859				294 134 523

5.	Debt securities including fixed-income securities
	a)	issued by public bodies	1 821 562		9 962	A	1 831 524
	b)	issued by other borrowers	5 584 899		8 796	A	5 593 695
				7 406 461				7 425 219

6.	Shares and other variable-yield securities			2 526 395	760 024	A		3 286 419

7.	Derivative assets				40 485 036	B.1		40 485 036

8.	Property, furniture and equipment			290 564	- 2 622	C		287 942

9.	Investment property				2 622	C		2 622

10.	Intangible assets			9 384	0			9 384

11.	Other assets			27 338	- 867	B.1		26 471

12.	Subscribed capital, called but not paid			840 394	- 3 764	F		836 630

13.	Prepayments			17 102 851	- 17 053 654	A, B.1, B.2, B.3		49 197

	TOTAL ASSETS			522 892 814				563 361 302

LIABILITIES AND EQUITY				30/06/2013		Ref.		30/06/2013
1.	Amounts owed to credit institutions
	a)	repayable on demand	7 107 532		691	B.3	7 108 223
	b)	with agreed maturity dates or periods of notice	711 401		7	B.3	711 408
				7 818 933				7 819 631

2.	Amounts owed to customers
	a)	repayable on demand	1 909 049		0	B.3	1 909 049
	b)	with agreed maturity dates or periods of notice	588 090		135	B.3	588 225
				2 497 139				2 497 274

3.	Debts evidenced by certificates
	a)	debt securities in issue	415 273 561		32 472 520	B.3	447 746 081
	b)	others	21 436 014		629 217	B.3	22 065 231
				436 709 575				469 811 312

4.	Derivatives liabilities				21 258 858	B.1		21 258 858

5.	Other liabilities			649 253	355 041	B.1, B.2, E		1 004 294

6.	Accruals and deferred income			16 076 892	- 15 937 293	A, B.1, B.2, B.3		139 599

7.	Provisions
	a)	pension plans and health insurance scheme	1 841 818		657 492	D	2 499 310
	b)	provisions for guarantees and commitments	179 724		0		179 724
	c)	provision for commitment on investment fund	8 549		0		8 549
				2 030 091				2 687 583

	TOTAL LIABILITIES			465 781 883				505 218 551

8.	Subscribed Capital
	- Subscribed		242 392 989		0		242 392 989
	- Uncalled		- 220 773 340		0		- 220 773 340
				21 619 649				21 619 649

9.	Consolidated reserves
	a)	reserve fund	22 700 542		0		22 700 542
	b)	additional reserves	1 312 938		- 719 150	A, B	593 788
	c)	fair value reserve			183 232	A, B, D	183 232
	d)	special activities reserve	6 090 520		0		6 090 520
	e)	general loan reserve	3 663 165		0		3 663 165

				33 767 165				33 231 247
10.	Profit for the period attributable to the equity holders of the Bank			1 324 144	1 967 711	A, B.1, B.2, B.3, F		3 291 855

11.	Equity attributable to minority interest			399 973	- 399 973	E		0

	TOTAL EQUITY			57 110 931				58 142 751

	TOTAL LIABILITIES AND EQUITY			522 892 814				563 361 302

EIB Group – Interim Financial Statements

EIB GROUP – EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the year ended June 30, 2013 (in EUR ’000)

			EU Accounting Directives		Adjustment		IFRS
				H1 2013		Ref.		H1 2013

1.	Interest and similar income			11 603 454	1 404	A, B.2, F		11 604 858

2.	Interest expense and similar charges			- 10 142 164	- 26 976	A, B.3, E		- 10 169 140

3.	Income from shares and other variable-yield securities			29 716	0			29 716

4.	Fee and commission income			159 347	0			159 347

5.	Fee and commission expense			212	0			212

6.	Result on financial operations			- 40 312	2 002 038	A, B.1, B.2, B.3		1 961 726

7.	Other operating income			5 157	0			5 157

8.	Change in impairment on loans and advances and provisions on guarantees, net of reversals			- 3 272	0			- 3 272

9.	Change in impairment on shares and other variable yield securities, net of reversals			0	- 26 506	A		- 26 506

10.	General administrative expenses
	a)	staff costs	- 220 150				- 202 818
	b)	other administrative expenses	- 51 917				- 53 937
				- 272 067	15 312	D		- 256 755

11.	Depreciation and amortization: property, furniture and equipment, investment property and intangible assets
	a)	property, furniture and equipment	- 10 869		81	C	- 10 788
	b)	investment property	0		- 81	C	- 81
	c)	intangible assets	- 2 619		0		- 2 619
				- 13 488				- 13 488

12.	Profit for the period			1 326 583				3 291 855

13.	Profit attributable to minority interest			- 2 439	2 439	E		0

14.	Profit attributable to equity holders of the Bank			1 324 144				3 291 855

EIB Group – Interim Financial Statements

Valuation and income recognition differences between IFRS and EU Accounting Directives

A	Financial assets classified as available-for-sale

Under EU Accounting Directives, available for sale instruments are recorded at market value.  The value adjustments are reported under “Net result on financial operations” in the profit and loss for the period in which they are made.

Accrued interest is recorded under balance sheet items “Prepayments and accrued income” or “Accruals and deferred income”.

Under IFRS, available for sale instruments are carried at fair value with changes in fair value reflected directly in equity.

Impairment is recognised in the profit and loss for the year when negative changes in the fair valuation are other than temporary. It is reported separately on the face of the income statement.

Accrued interest is reported on the balance sheet within the balance of the instrument to which it relates.

B	Financial assets and liabilities designated at fair value through profit or loss
1	Derivative assets and liabilities
a	Treasury derivatives
Under EU Accounting Directives, derivative instruments in the Bank’s available for sale and trading portfolios are marked to market and recorded under “Other assets” or “Other liabilities”.
Interest accrued under derivative instruments is presented under “Prepayments and accrued income” and “Accruals and deferred income”.
Under IFRS, all derivative assets and liabilities are recognised on balance sheet as such and carried at their fair values.
b	Hedging derivatives
Under EU Accounting Directives, hedging derivative instruments are not recognised on the balance sheet. They are carried off balance sheet at nominal amount.
Interest accrued under derivative instruments and revaluation of the spot leg of currency swaps are presented under “Prepayments and accrued income” and “Accruals and deferred income”.
Under IFRS, all derivative assets and liabilities are recognised on balance sheet and carried at their fair values.
Changes in fair values of derivatives are recognised in the profit and loss.
2	Loans and advances

Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under balance sheet items “Prepayments and accrued income” or “Accruals and deferred income”.

Under IFRS certain loans are classified on initial recognition as “fair value loans” and valued at fair value through profit or loss. Accrued interest is reported on the balance sheet within the balance of the asset to which it relates.

Payments due are reclassified from other debtors to the loan balance to which they relate.
3	Borrowings
Under EU Accounting Directives, borrowings are recorded at amortised cost. Accrued interest is recorded under balance sheet items “Prepayments and accrued income” or “Accruals and deferred income”.

Under IFRS, the Bank applies the fair value option to a significant portion of its issued debt. Accrued interest is reported on the balance sheet within the balance of the debt instrument to which it relates.

C	Investment property

This category is not used under EU Accounting Directives. Assets in this category under IFRS are reported in the “Tangible Assets” category under EU Accounting Directives. Under IFRS, assets in this category are held under the historical cost model.

D	Pension funds

Under EU Accounting Directives, a 10% corridor approach is adopted, whereby prior year cumulative actuarial surpluses or deficits in excess of 10% of the commitments for retirement benefits are recognised over the average remaining service lives of the plan’s participants as “Staff costs” in the Profit and loss account.

Under IFRS, the full unrealised actuarial gains or losses are recognised in Other comprehensive income and included in the “Fair value reserve”.

E	Minority interest adjustment

EIB granted a put option to the minority shareholders on their entire holding of the subsidiary.

Under EU Accounting Directives, this put option does not influence the accounting treatment of minority interest on consolidation.

Under IFRS, the put option results in the non-controlling interest balance being classified as liability rather than equity and being carried at fair value through profit or loss.

The non-controlling interest in the IFRS profit for the year is therefore included in the interest expense for the year. Fair value adjustment is also reported under “Interest expense and similar charges”.

F	Capital receivable

This balance represents the amount receivable from the Member States in respect of the capital increase agreed in 2012.

It is carried at the receivable amount under EU Accounting Directives. It is discounted to present value under IFRS, with the amortisation being recognised as “Interest and similar income”.

EIB Group – Interim Financial Statements

EIB Group
CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES
(EUR ’000)

ASSETS				30.06.2013		31.12.2012	LIABILITIES				30.06.2013		31.12.2012
				(Unaudited)							(Unaudited)

1.	Cash in hand, balances with central banks and post office banks			136 507		157 362	1.	Amounts owed to credit institutions
								a)	repayable on demand	7 107 532		10 708 287
2.	Treasury bills and other bills eligible for refinancing with central banks			28 666 212		18 334 686		b)	with agreed maturity dates or periods of notice	711 401		952 306
											7 818 933		11 660 593
							2.	Amounts owed to customers
3.	Loans and advances to credit institutions							a)	repayable on demand	1 909 049		2 071 645
	a)	repayable on demand	1 046 176		1 080 619			b)	with agreed maturity dates or periods of notice	588 090		658 637
	b)	other loans and advances	62 800 725		50 276 053						2 497 139		2 730 282
	c)	loans (Note B)	123 069 848		124 500 426
	d)	value adjustments	- 35 900		- 35 900
				186 880 849		175 821 198	3.	Debts evidenced by certificates (Note C)
								a)	debt securities in issue	415 273 561		400 349 871
4.	Loans and advances to customers							b)	others	21 436 014		24 323 888
	a)	other loans and advances	0		5 120						436 709 575		424 673 759
	b)	loans (Note B)	279 237 478		276 155 907
	c)	value adjustments	- 231 619		- 305 649
				279 005 859		275 855 378	4.	Other liabilities			649 253		614 688
5.	Debt securities including fixed-income securities
	a)	issued by public bodies	1 821 562		3 692 079		5.	Accruals and deferred income			16 076 892		11 499 540
	b)	issued by other borrowers	5 584 899		5 632 183
				7 406 461		9 324 262	6.	Provisions
								a)	pension plans and health insurance scheme	1 841 818		1 762 993
								b)	provision for guarantees issued	179 724		174 993
								c)	provision for commitment on investment funds	8 549		7 279
6.	Shares and other variable-yield securities			2 526 395		2 470 684					2 030 091		1 945 265

							7.	Subscribed capital
7.	Intangible assets			9 384		9 801		a)	subscribed	242 392 989		242 392 989
								b)	uncalled	- 220 773 340		- 220 773 340
											21 619 649		21 619 649
8.	Tangible assets			290 564		296 809	8.	Consolidated reserves
								a)	reserve fund	22 700 542		21 596 628
								b)	additional reserves	1 312 938		1 255 639
9.	Other assets			27 338		212 265		c)	special activities reserves	6 090 520		5 140 386
								d)	general loan reserve	3 663 165		2 976 909
											33 767 165		30 969 562

10. Subscribed capital, called but not paid				840 394		9 992 427	9.	Profit for the period attributable to the equity holders of the Bank			1 324 144		2 796 768

11.	Prepayments and accrued income			17 102 851		16 435 748	10.	Equity attributable to minority interest			399 973		400 514

TOTAL ASSETS				522 892 814		508 910 620	TOTAL LIABILITIES				522 892 814		508 910 620

EIB Group – Interim Financial Statements

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES (in EUR ’000)

				H1 2013		H1 2012		2012
				(Unaudited)		(Unaudited)

1.	Interest receivable and similar income			11 603 454		12 960 359		25 560 312

2.	Interest payable and similar charges			- 10 142 164		- 11 542 888		- 22 545 727

3.	Income from securities			29 716		17 301		33 789

4.	Commissions receivable			159 347		135 588		293 395

5.	Commissions payable			212		- 331		- 146

6.	Result on financial operations			- 40 312		133 241		264 162

7.	Other operating income			5 157		1 514		10 097

8.	General administrative expenses
	a)	staff costs	- 220 150		- 188 744		- 403 244
	b)	other administrative expenses	- 51 917		- 52 632		- 142 626
				- 272 067		- 241 376		- 545 870

9.	Value adjustments in respect of intangible and tangible assets
	a)	tangible assets	- 10 869		- 11 448		- 24 804
	b)	intangible assets	- 2 619		- 1 780		- 6 449
				- 13 488		-13 228		- 31 253

10.	Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities			- 3 272		- 62 402		- 192 377

11.	Extraordinary charges			0		0		0

12.	Profit for the period			1 326 583		1 387 778		2 846 382

13.	Profit attributable to minority interest			- 2 439		- 29 208		- 49 614

14.	Profit attributable to equity holders of the Bank			1 324 144		1 358 570		2 796 768

EIB Group – Interim Financial Statements

CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES
(in EUR ’000)

		H1 2013	2012
(Unaudited)
A.	Cash flows from operating activities:
	Profit for the period	1 326 583	2 846 382
Adjustments for:
	Change in value adjustments on loans and advances	- 74 030	148 759
	Change in specific provisions on pension plans and health insurance scheme	78 825	145 537
	Change in specific provisions for commitment on investment funds and guarantees on venture capital operations	7 158	14 110
	Value adjustments in respect of tangible and intangible assets	13 488	31 253
	Value adjustments in respect of shares and other variable-yield securities	35 838	- 34 523
	Held to maturity portfolio amortisation	3 964	9 703
	Effects of exchange rate changes	- 1 363 130	- 794 898
	Profit on operating activities	28 696	2 366 323

	Disbursements of loans and advances to credit institutions and customers	-21 700 579	- 48 366 746
	Repayments of loans and advances to credit institutions and customers	16 174 681	32 233 139
	Change in deposits with central banks	21 403	238 653
	Change in treasury operational portfolios	- 361 544	786 624
	Change in venture capital operations included in shares and other variable-yield securities	- 111 100	- 252 148
	Change in shares and other variable-yield securities excluding venture capital operations	19 551	- 97 183
	Change in amounts owed to credit institutions and customers	- 4 074 803	- 359 795
	Change in prepayments and accrued income	- 3 626 477	1 638 296
	Change in other assets	- 2 082	- 88 375
	Change in short term treasury derivative valuations	184 927	19 065
	Change in accruals and deferred income	4 152 599	422 517
	Change in other liabilities	36 647	77 182
	Net cash used in operating activities	- 9 258 081	- 11 382 448

B.	Cash flows from investing activities:
	Securities from investment portfolio matured during the period	168 500	187 749
	Purchase of loan substitutes included in the debt securities portfolios	- 1 112 015	- 2 792 755
	Redemption of loan substitutes included in the debt securities portfolios	734 123	2 110 109
	Purchase and disposal of tangible and intangible assets	- 6 826	- 18 966
	Net cash used in investing activities	- 216 218	- 513 863

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	63 118 177	140 025 290
	Redemption of debts evidenced by certificates	- 44 725 148	- 115 065 905
	Member States’ contribution	9 152 033	7 573
	Net change in cash related to acquisitions and disposals of shares in subsidiary undertakings	- 1 116	- 1 944
	Dividend paid to minority interest	- 2 322	0
	Net cash from financing activities	27 541 624	24 965 014

Summary statement of cash flows:
	Cash and cash equivalents at beginning of the year	60 518 141	47 038 818
Net cash from:
	Operating activities	- 9 258 081	- 11 382 448
	Investing activities	- 216 218	- 513 863
	Financing activities	27 541 624	24 965 014
	Effect of exchange rate changes on cash held	691 706	410 620
	Cash and cash equivalents at end of the period	79 277 172	60 518 141

Cash and cash equivalents are composed of:
	Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	652	104
	Bills maturing within three months of issue (A1 portfolio)	17 355 624	9 431 365
Loans and advances to credit institutions:
	Repayable on demand	1 046 176	1 080 619
	Other loans and advances	60 874 720	50 006 053
		79 277 172	60 518 141

EIB Group – Interim Financial Statements

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A	Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank (the “Bank”) as at June 30, 2013 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of venture capital operations and loans considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2013 is not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

The audited consolidated financial statements as at and for the year ended December 31, 2012 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006 (the ‘Directives’), without making use of the option available to apply fair value accounting.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2012.

NOTE B	Summary statement of loans (in EUR '000)

Loans granted

Analysis of aggregate	to intermediary	directly to	Total
loans granted	credit	final
(before specific provisions)	institutions	beneficiaries

- Disbursed portion	123 069 848	279 237 478	402 307 326

- Undisbursed portion	20 318 510	57 610 529	77 929 039

Aggregate loans granted	143 388 358	336 848 007	480 236 365

NOTE C	Debts evidenced by certificates

[See following page for summary statement of debts evidenced by certificates.]

EIB Group – Interim Financial Statements

NOTE D	Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2013, the Bank holds 62.23% of the EIF’s subscribed capital (62.13% as at December 31, 2012).

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 371,941.49 per share as at June 30, 2013. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE E	Commitments, contingent liabilities and other memorandum items

[See following pages for summary statement of commitments and contingent liabilities.]

EIB Group – Interim Financial Statements

Note C - Summary statement of debts evidenced by certificates as at June 30, 2013 (in EUR ’000)

PAYABLE IN	OUTSTANDING AT 30.06.2013	AVERAGE RATE 30.06.2013	DUE DATES	OUTSTANDING AT 31.12.2012	AVERAGE RATE 2012
EUR	212 509 447	2.91	2013/2057	196 023 682	3.09
USD	113 369 541	2.13	2013/2058	108 809 061	2.36
GBP	57 150 904	3.50	2013/2054	59 693 677	3.77
AUD	16 460 554	5.39	2013/2042	19 055 453	5.27
JPY	8 721 673	0.90	2014/2047	10 650 948	0.85
CHF	8 100 995	2.33	2014/2036	7 990 828	2.37
NOK	5 435 196	3.74	2013/2033	6 974 498	3.37
SEK	5 521 402	3.65	2013/2039	5 507 027	3.61
TRY	2 872 879	8.33	2013/2022	2 932 450	8.86
ZAR	1 751 570	7.74	2013/2021	1 710 305	8.02
NZD	1 140 415	6.01	2014/2021	1 614 026	5.49
RUB	965 107	6.50	2014/2019	1 087 293	6.50
CAD	1 078 689	3.61	2018/2045	753 409	4.53
DKK	549 686	2.55	2024/2026	549 524	2.55
CZK	427 348	3.14	2013/2030	527 035	3.51
PLN	270 775	5.91	2013/2026	313 500	5.91
HUF	211 385	6.47	2015/2016	239 743	6.51
RON	100 890	8.88	2014/2016	101 249	8.88
BGN		-	-	43 460	1.21
MXN	37 610	4.70	2015/2015	37 297	4.70
HKD	33 509	5.10	2013/2019	33 252	5.10
TWD		-	-	26 042	4.76

TOTAL	436 709 575			424 673 759

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 198 million at 30 June 2013 and EUR 243 million in 2012).
All such borrowings are hedged in full through swap operations.

EIB Group – Interim Financial Statements

Note E - Commitments, contingent liabilities, pledged assets and other memorandum items (in EUR ’000)

		30.06.2013		31.12.2012
Commitments		(Unaudited)
- EBRD capital
- uncalled		712 630		712 630
- Undisbursed loans
· credit institutions	20 318 510		19 786 999
· customers	57 610 529		62 129 484
		77 929 039		81 916 483
- Undisbursed venture capital operations		2 146 366		2 087 888
- Undisbursed investment funds		559 486		539 385
Contingent liabilities and guarantees
- In respect of loans granted by third parties		3 389 758		3 633 454
- In respect of venture capital operations		41 106		40 866

Assets held on behalf of third parties
- NER300	2 640 196		2 408 798
- Investment Facility - Cotonou	2 116 934		2 132 527
- Guarantee Fund	1 993 987		2 021 926
- JESSICA (Contribution and Holding Funds)	1 744 825		1 772 025
- FP7 Guarantee Fund	1 478 330		1 432 835
- RSFF	1 272 631		1 072 665
- Special Section	769 460		781 550
- JEREMIE	606 440		708 656
- EU-Africa Infrastructure Trust Fund	497 505		503 242
- GF Greece	300 000		300 000
- LGTT	163 092		163 275
- ENPI	162 251		166 333
- SMEG 2007	152 349		124 104
- GIF 2007	142 076		102 621
- RSI	102 090		131 481
- AECID	100 178		100 155
- ECHA	76 122		121 224
- NIF Trust Fund	60 529		55 301
- PBI	60 000		50 000
- SME Guarantee Facility	59 186		59 604
- GAGF	49 322		50 067
- HIPC	39 168		39 588
- FEMIP Trust Fund	28 408		29 874
- MAP Equity	21 641		20 591
- MAP guarantee	18 226		24 940
- G43 Trust Fund	15 851		15 895
- WBEDIF Trust account	15 800		0
- EPMF	9 938		10 508
- EPTA Trust Fund	8 967		9 082
- JASPERS	8 689		2 434
- European Technology Facility	6 807		5 224
- GEEREF Technical Support Facility	1 918		1 922
- TTP	1 439		1 605
- EPPA	738		706
- GEEREF	369		4 120
- LfA-EIF Facility	358		519
- Bundesministerium fur Wirtschaft und Technologie	327		2 528
- BIF Trust account	9		0
- MDD	6		6
- GGF	5		5
- EPEC	0		415
		14 726 167		14 428 351
Other items
- Nominal value of interest-rate swap and deferred rate-setting contracts		448 408 211		432 817 455
- Nominal value of currency swap contracts receivable		190 129 503		190 231 826
- Nominal value of currency swap contracts payable		187 613 687		183 578 841
- Securities portfolio
- Securities receivable		3 803 252		0
- Securities payable		35 000		0
- Forward rate agreements		1 390 000		4 946 600
- Currency forwards		462 018		363 762
- Nominal value of put option granted to EIF minority shareholders		427 462		424 376
- Swaps launched but not yet settled		47 419		16 475
- Borrowings launched but not yet settled		45 888		0
- Special deposits for service of borrowings		14 548		16 311

EIB Group – Interim Financial Statements

EIB
BALANCE SHEET AS AT JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES
(in EUR ’000)

ASSETS				30.06.2013 (Unaudited)		31.12.2012	LIABILITIES				30.06.2013 (Unaudited)		31.12.2012
1.	Cash in hand, balances with central banks and						1.	Amounts owed to credit institutions
	post office banks			136 507		157 362		a)	repayable on demand	7 107 532		10 708 287
								b)	with agreed maturity dates or periods of notice	711 401		952 306
											7 818 933		11 660 593
2.	Treasury bills and other bills eligible for
	refinancing with central banks			27 758 773		17 462 708	2.	Amounts owed to customers
								a)	repayable on demand	1 909 106		2 071 558
								b)	with agreed maturity dates or periods of notice	588 090		658 637
											2 497 196		2 730 195
3.	Loans and advances to credit institutions
	a)	repayable on demand	966 545		1 015 430		3.	Debts evidenced by certificates (Note D)
	b)	other loans and advances	62 735 325		50 175 653			a)	debt securities in issue	415 273 561		400 349 871
	c)	loans (Note B)	123 069 848		124 500 426			b)	others	21 436 014		24 323 888
	d)	value adjustments	- 35 900		- 35 900						436 709 575		424 673 759
				186 735 818		175 655 609

4.	Loans and advances to customers
	a)	other loans and advances	0		5 120		4.	Other liabilities			658 417		623 164
	b)	loans (Note B)	279 237 478		276 155 907
	c)	value adjustments	- 231 619		- 305 649		5.	Accruals and deferred income			16 076 892		11 499 540
				279 005 859		275 855 378
							6.	Provisions
5.	Debt securities including fixed-income							a)	pension plans and health insurance scheme	1 788 422		1 714 954
	securities							b)	provision for commitment on investment funds	8 549		7 279
	a)	issued by public bodies	1 821 562		3 692 079						1 796 971		1 722 233
	b)	issued by other borrowers	5 569 906		5 617 234
				7 391 468		9 309 313
							7.	Subscribed capital
6.	Shares and other variable-yield securities			2 326 250		2 273 743		a)	subscribed	242 392 989		242 392 989
								b)	uncalled	- 220 773 340		- 220 773 340
7.	Shares in affiliated undertakings (Note C)			494 648		493 532					21 619 649		21 619 649

8.	Intangible assets			9 384		9 801	8.	Reserves
								a)	reserve fund	22 700 542		21 596 628
9.	Tangible assets			287 643		293 716		b)	additional reserves	1 144 024		1 144 024
								c)	special activities reserve	6 090 520		5 140 386
10.	Other assets			19 693		203 514		d)	general loan reserve	3 663 165		2 976 909
											33 598 251		30 857 947
11.	Subscribed capital, called but not paid			840 394		9 992 427

12.	Prepayments and accrued income			17 089 993		16 420 281	9.	Profit for the financial period attributable to equity holders of the Bank			1 320 546		2 740 304

Total ASSETS				522 096 430		508 127 384	Total LIABILITIES				522 096 430		508 127 384

EIB Group – Interim Financial Statements

EIB OFF BALANCE SHEET AS AT JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES (in EUR ’000)

		30.06.2013		31.12.2012
(Unaudited)

Commitments
- EBRD capital
uncalled		712 630		712 630
- EIF capital
uncalled		1 493 600		1 491 200
- Undisbursed loans
credit institutions	20 318 510		19 786 999
customers	57 610 529		62 129 484
		77 929 039		81 916 483
- Undisbursed venture capital operations		1 964 161		1 904 034
- Undisbursed investment funds		559 486		539 385
Contingent liabilities and guarantees
- In respect of loans granted by third parties		787 199		839 002
- In respect of venture capital operations		41 106		40 866
Assets held on behalf of third parties
- NER300	2 640 196		2 408 798
- Investment Facility – Cotonou	2 116 934		2 132 527
- Guarantee Fund	1 993 987		2 021 926
- JESSICA (Contribution and Holding Funds)	1 744 825		1 772 025
- FP7 Guarantee Fund	1 478 330		1 432 835
- RSFF	1 272 631		1 072 665
- EIF	1 008 729		1 005 068
- Special Section	769 460		781 550
- EU-Africa Infrastructure Trust Fund	497 505		503 242
- GF Greece	300 000		300 000
- ENPI	162 251		166 333
- LGTT	163 092		163 275
- ECHA	76 122		121 224
- AECID	100 178		100 155
- NIF Trust Fund	60 529		55 301
- PBI	60 000		50 000
- HIPC	39 168		39 588
- FEMIP Trust Fund	28 408		29 874
- EPTA Trust Fund	8 967		9 082
- JASPERS	8 689		2 434
- EPEC	0		415
		14 530 001		14 168 317
Other items
- Nominal value of interest-rate swap and deferred rate-setting contracts		448 408 211		432 817 455
- Nominal value of currency swap contracts receivable		190 129 503		190 231 826
- Nominal value of currency swap contracts payable		187 613 687		183 578 841
- Securities portfolio
- Securities receivable		3 803 252		0
- Securities payable		35 000		0
- Forward rate agreements		1 390 000		4 946 600
- Currency forwards		462 018		363 762
- Nominal value of put option granted to EIF minority shareholders		427 462		424 376
- Swaps launched but not yet settled		47 419		16 475
- Borrowings launched but not yet settled		45 888		0
- Special deposits for service of borrowings		14 548		16 311

EIB Group – Interim Financial Statements

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

				H1 2013 (Unaudited)		H1 2012 (Unaudited)		2012

1.	Interest receivable and similar income			11 589 110		12 943 159		25 529 456

2.	Interest payable and similar charges			- 10 143 388		- 11 542 792		- 22 548 492

3.	Income from securities
	a)	income from shares and other variable-yield securities	26 614		15 204		29 780
	b)	income from shares in affiliated undertakings	3 810		0		0
				30 424		15 204		29 780

4.	Commission receivable			128 619		107 708		236 775

5.	Commission payable			- 7 156		- 6 937		- 14 594

6.	Net result on financial operations			- 27 564		108 184		198 460

7.	Other operating income			6 716		2 720		13 607

8.	General administrative expenses
	a)	staff costs	- 196 170		- 168 299		- 362 511
	b)	other administrative expenses	- 49 345		- 49 756		- 134 330
				- 245 515		- 218 055		- 496 841

9.	Value adjustments in respect of tangible and intangible assets
	a)	tangible assets	- 10 697		- 10 923		- 23 878
	b)	intangible assets	- 2 619		- 1 780		- 6 449
				- 13 316		- 12 703		- 30 327

10.	Value (re-)adjustments in respect of loans and advances and
	provisions for contingent liabilities			2 616		- 57 100		- 177 520

11.	Profit for the period			1 320 546		1 339 388		2 740 304

EIB Group – Interim Financial Statements

CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2013 UNDER EU ACCOUNTING DIRECTIVES
(in EUR '000)

		H1 2013	2012
(Unaudited)
A.	Cash flows from operating activities:
	Profit for the period	1 320 546	2 740 304
Adjustments for:
	Change in value adjustments on loans and advances	- 74 030	148 759
	Change in provisions on pension plans and health insurance scheme	73 468	136 891
	Change in provisions for commitment on investment funds and guarantees on venture capital operations	1 270	- 747
	Value adjustments in respect of tangible and intangible assets	13 316	30 327
	Value (re-)adjustments in respect of shares and other variable-yield securities	29 159	- 33 905
	Held to maturity portfolio amortisation	3 917	9 520
	Effects of exchange rate changes	- 1 363 265	- 821 911
	Profit on operating activities	4 381	2 209 238
	Disbursements of loans and advances to credit institutions and customers	- 21 700 579	- 48 366 746
	Repayments of loans and advances to credit institutions and customers	16 174 681	32 233 139
	Change in deposits with central banks	21 403	238 653
	Change in treasury operational portfolios	- 302 993	964 127
	Change in venture capital operations included in shares and other variable-yield securities	- 101 217	- 229 454
	Change in shares and other variable-yield securities excluding venture capital operations	19 551	- 97 183
	Change in amounts owed to credit institutions and customers	- 4 074 659	- 359 901
	Change in prepayments and accrued income	- 3 629 086	1 639 645
	Change in other assets	183 821	- 89 976
	Change in short term treasury derivative valuations	4 152 599	19 065
	Change in accruals and deferred income	- 2 082	422 527
	Change in other liabilities	37 335	83 421
	Net cash used in operating activities	- 9 216 845	- 11 333 445

B.	Cash flows from investing activities:
	Purchase of EIF shares	- 1 116	- 1 944
	Securities from investment portfolio matured during the period	145 500	133 750
	Purchase of loan substitutes included in the debt securities portfolios	- 1 112 015	- 2 792 755
	Redemption of loan substitutes included in the debt securities portfolios	734 123	2 110 109
	Purchase and disposal of tangible and intangible assets	- 6 826	- 18 966
	Net cash used in investing activities	- 240 334	- 569 806

C.	Cash flows from financing activities:
	Issuance of debts evidenced by certificates	63 118 177	140 025 290
	Redemption of debts evidenced by certificates	- 44 725 148	- 115 065 905
	Member States' contribution	9 152 033	7 573
	Net cash from financing activities	27 545 062	24 966 958

Summary statement of cash flows:
	Cash and cash equivalents at the beginning of the year	60 352 552	46 878 225
Net cash from:
	Operating activities	- 9 216 845	- 11 333 445
	Investing activities	- 240 334	- 569 806
	Financing activities	27 545 062	24 966 958
	Effects of exchange rate changes on cash held	691 706	410 620
	Cash and cash equivalents at the end of the period	79 132 141	60 352 552
Cash and cash equivalents are composed of:
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of
	Luxembourg to cover minimum reserve requirement	652	104
	Bills maturing within three months of issue (A1 portfolio)	17 355 624	9 431 365
Loans and advances to credit institutions:
	Repayable on demand	966 545	1 015 430
	Other loans and advances	60 809 320	49 905 653
		79 132 141	60 352 552

EIB Group – Interim Financial Statements

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A	Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the “Bank”) as at June 30, 2013 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of venture capital operations and loans considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2013 is not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

The audited financial statements as at and for the year ended December 31, 2012 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of 8 December 1986 on the annual accounts and consolidated accounts of banks and other financial institutions (the ‘Directive’), as amended by Directive 2001/65/EC of 27 September 2001, by Directive 2003/51/EC of 18 June 2003 and by Directive 2006/46/EC of 14 June 2006 on the annual and consolidated accounts of certain types of companies, banks and other financial institutions (the ‘Directives’), without making use of the option available to apply fair value accounting.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank’s annual report for the year ended December 31, 2012.

NOTE B	Summary statement of loans (in EUR '000)

Loans granted

Analysis of aggregate	to intermediary	directly to	Total
loans granted	credit	final
(before specific provisions)	institutions	beneficiaries

- Disbursed portion	123 069 848	279 237 478	402 307 326

- Undisbursed portion	20 318 510	57 610 529	77 929 039

Aggregate loans granted	143 388 358	336 848 007	480 236 365

EIB Group – Interim Financial Statements

NOTE C	Shares in affiliated undertakings

This item for EUR’000 494 648 corresponds to the capital paid in by the Bank in respect of its subscription (EUR’000 1 867 000) to the capital of the European Investment Fund ("EIF"), with its registered office in Luxembourg.

As at June 30, 2013, the Bank holds 62.23% of the EIF’s subscribed capital (62.13% as at December 31, 2012).

Commitment to purchase the remaining EIF shares at a fixed price

Under the terms of the Replacement Share Purchase Undertaking, the Bank is offering to buy the remaining subscribed shares from the EIF’s other shareholders for a price of EUR 371,941.49 per share as at June 30, 2013. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the disclosed unrealised gains in venture capital operations, the profit brought forward and the profit of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE D	Debts evidenced by certificates

[See following page for summary statement of debts evidenced by certificates]

EIB Group – Interim Financial Statements

Note D - Summary statement of debts evidenced by certificates as at June 30, 2013 (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2013	AVERAGE RATE 30.06.2013	DUE DATES	OUTSTANDING AT 31.12.2012	AVERAGE RATE 2012
EUR	212 509 447	2.91	2013/2057	196 023 682	3.09
USD	113 369 541	2.13	2013/2058	108 809 061	2.36
GBP	57 150 904	3.50	2013/2054	59 693 677	3.77
AUD	16 460 554	5.39	2013/2042	19 055 453	5.27
JPY	8 721 673	0.90	2014/2047	10 650 948	0.85
CHF	8 100 995	2.33	2014/2036	7 990 828	2.37
NOK	5 435 196	3.74	2013/2033	6 974 498	3.37
SEK	5 521 402	3.65	2013/2039	5 507 027	3.61
TRY	2 872 879	8.33	2013/2022	2 932 450	8.86
ZAR	1 751 570	7.74	2013/2021	1 710 305	8.02
NZD	1 140 415	6.01	2014/2021	1 614 026	5.49
RUB	965 107	6.50	2014/2019	1 087 293	6.50
CAD	1 078 689	3.61	2018/2045	753 409	4.53
DKK	549 686	2.55	2024/2026	549 524	2.55
CZK	427 348	3.14	2013/2030	527 035	3.51
PLN	270 775	5.91	2013/2026	313 500	5.91
HUF	211 385	6.47	2015/2016	239 743	6.51
RON	100 890	8.88	2014/2016	101 249	8.88
BGN	0	-	-	43 460	1.21
MXN	37 610	4.70	2015/2015	37 297	4.70
HKD	33 509	5.10	2013/2019	33 252	5.10
TWD	0	-	-	26 042	4.76

TOTAL	436 709 575			424 673 759

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 198 million at 30 June 2013 and EUR 243 million in 2012).
All such borrowings are hedged in full through swap operations.

EIB Group – Interim Financial Statements